UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR  SM
SUPPLEMENT DATED SEPTEMBER 26, 2000, TO THE
STATEMENT OF ADDITIONAL INFORMATION OF NWQ
SPECIAL EQUITY PORTFOLIO.

The "Brokerage Allocation and Other
Practices" - "Selection of Brokers" section of the portfolio's statement of additional information is hereby replaced in its entirety with the following:
The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The
Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser.
Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory
Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the portfolio's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the portfolio. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services
(e.g., quotation equipment and computer
related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.
During the fiscal year ended October 31, 1999, the adviser directed $854,915.02 of the portfolio's brokerage transactions in exchange for certain research services.
Commissions paid on those transactions were $2,113.00. As of October 31, 1999, the portfolio do not hold any securities of its regular brokers or dealers, as that term is defined in the Investment Company Act of 1940, as amended.
When allocating brokerage to brokers or
effecting principal transactions with
dealers, the investment adviser may also consider the amount of portfolio shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the portfolio may place trades with qualified broker-dealers who recommend the portfolio or who act as agents in the purchase of portfolio shares for their clients.



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